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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 14, 2000


                             SEALED AIR CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


       Delaware                           1-12139                65-0654331
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      (State or Other            (Commission File Number)      (IRS Employer
Jurisdiction of Incorporation)                               Identification No.)

                    Park 80 East
            Saddle Brook, New Jersey                         07663-5291
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     (Address of Principal Executive Offices)                (Zip Code)

                                  201-791-7600
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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         (Former Name or Former Address, If Changed Since Last Report)


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ITEM 9. Regulation FD Disclosure

The following is a presentation to be given by executives of Sealed Air Corporation ("Sealed Air" or the "Company"). This represents the Company's present outlook for its business and is, of course, subject to change. See "Forward-Looking Statements" below.


                                   Sealed Air

          A Global Leader in Food, Protective and Specialty Packaging

COMPANY OVERVIEW

     Products
          Cryovac(R)brand food packaging products
          Instapak(R), Bubble Wrap(R), Jiffy(TM)and other brands of protective packaging products

     Business Model
          Employee ownership
          Technology
          Customer focus
          Global operations
          Acquisitions
          Capital efficiency

     Financials
          LTM sales through September 30, 2000 - $2.94 billion
          LTM EBITDA - $690 million

     Strategic Financial Goals
          Increasing sales
          Improving profitability
          Maintaining strong cash flow
          Improving ROIC

STRONG GLOBAL PRESENCE
     Over 100 manufacturing facilities
     Operations in 46 countries
     Market, sell and service in many more
     Reach 80% of the world's population
     More than 15,000 employees worldwide


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GEOGRAPHIC SALES BREAKDOWN
     57%      North America
     26%      Europe
      7%      Latin America
      6%      Australia/New Zealand
      4%      Asia
     Note:  Results for the year ended December 31, 1999

CRYOVAC BRAND FOOD PACKAGING
     1999 sales of $1.8 billion - 62% of total
     Includes shrink bags, multi-layer shrink films, non-shrink films, polyethylene foam, absorbent pads, rigid plastic containers, packaging systems
     Provide superior package integrity, extended product shelf life, superior gloss and clarity
     Sold for fresh meat, poultry, cheese, smoked and processed meats, fish, produce and fluid food packaging applications

PROTECTIVE PACKAGING
     1999 sales of $1.1 billion - 38% of total
     Includes air cellular cushioning, polyurethane foam, shrink and non-shrink films, protective and durable mailers, suspension and retention packaging, packaging systems
     Provide superior protection from shock, vibration and abrasion during distribution and storage
     Sold for packaging a tremendous variety of industrial and consumer goods representing over 400 SIC codes

FINANCIAL OVERVIEW
     See the Sealed Air Corporation Form 10-Q for the quarter ended September 30, 2000. Gross Margins have been relatively stable since the third quarter of 1996.

MANAGERS INVEST LIKE OWNERS - BECAUSE THEY ARE
     Management shares ownership with the investment community
     Global management team and virtually all U.S. employees are owners Entrepreneurial culture
          Find innovative ways to capture value and reduce risk
          Spend money as if it were our own
     Driven to perform
     Vigorous, fair competition
     Ethics beyond reproach

TECHNOLOGY DRIVES GROWTH AND PROFITABILITY

     Invest approximately 2% of sales in R&D


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     Delivers differentiated products, measurable benefits
     Guarantees market leadership
     Generates high margins
     Promotes development of:
          New technologies
          New products
     Extends product lines to address new applications
     Includes food and packaging science and equipment systems technology in addition to polymer science, extrusion, chemical blends, printing

INTENSE CUSTOMER FOCUS DELIVERS GROWTH, MARGINS, CASH FLOW
     Over 1,300 sales and technical support people
     Over 30 package design and applications labs
     Significant resources focused on sales, service and customer support Entire organization focused on customer needs
     Consultative sales approach
          Understand the customer's business
          Apply packaging solutions creatively
          Sell the value of Sealed Air products "in-use"

GLOBAL APPROACH LEVERAGES INVESTMENTS
     Offer products and technologies in many geographic markets
     Provides access to greater growth potential
     Provides better service for customers that operate in multiple regions Creates a stronger competitive position

ACQUISITIONS COMPLEMENT INTERNAL GROWTH
     Provide an additional source of:
          New products
          New technology
     Accelerate geographic expansion
     Leverage distribution channels
     Act as a catalyst for internal growth

CAPITAL EFFICIENCY LEVERAGES GROWTH FOR ATTRACTIVE RETURNS
     Capital decision making process
          Rigorous evaluation of investment opportunities
          Use of a variety of investment methods
          Phased projects
          Used equipment
          Expense orientation


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      World Class Manufacturing (WCM)
          Reduced cycle time
          Lower inventories
          Improved customer responsiveness
          Improved yields
          Higher quality

BUSINESS GOALS - STRATEGIC, FIVE YEARS

Sales growth

     Goal:  mid to high-single digit
     With acquisitions:  double digit

Gross margin profitability
     Goal:  35-37% of net sales
     Continuous improvement through WCM
     Commodity resin price volatility - relatively modest effect

Operating Expenses
     Goal:  18% of net sales
     Expense control
     Organization and cost position from which to grow

EBITDA
     Goal:  22-24% of net sales

Free Cash
     Goal:  7-10% of net sales
     Invest when possible, otherwise - return to shareholders

ROIC
     Continuous improvement from incremental investments and leveraging goodwill
     Goal:  generally 20%+

Forward-Looking Statements

     Certain statements made by the Company in this Form 8-K and in future oral and written statements by management of the Company may be forward-looking. These statements include comments as to the Company's beliefs and expectations as to future events and trends affecting the Company's business, its results of operations and its financial condition, as well as goals. These forward-looking statements are based upon management's current expectations concerning future events and discuss, among other things, anticipated future performance and future business plans. Forward-looking statements are identified by such words and phrases as "expects," "intends," "believes," "will continue," "plans to," "could be," "goals" and similar expressions. Forward-looking statements are necessarily subject to uncertainties, many of which are outside the control of the Company, that could cause actual results to differ materially from such statements.


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     While the Company is not aware that any of the factors listed below will adversely affect the future performance of the Company, the Company recognizes that it is subject to a number of uncertainties, such as economic, business and market conditions in the geographic areas in which it conducts business, changes in the value of the euro and other foreign currencies against the U.S. dollar, the success of certain information systems projects, factors affecting the customers, industries and markets that use the Company's packaging materials and systems, the development and success of new products, the Company's success in entering new markets and acquiring and integrating new businesses, the timing of capital expenditures, competitive factors, raw material availability and pricing, changes in the Company's relationship with customers and suppliers, litigation and claims (including environmental matters) involving the Company, changes in domestic or foreign laws or regulations, or difficulties relating to the euro conversion.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                SEALED AIR CORPORATION

                                                By: /s/ William V. Hickey
                                                   -----------------------------
                                                   Name:  William V. Hickey
                                                   Title: President and Chief
                                                            Executive Officer

Dated:  November 14, 2000